                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             ---------------------


                       Date of Report (Date of earliest
                        event reported)  April 23, 1996


                                Tambrands Inc.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8714                      (13-1366500)
      (State of             (Commission File Number)           (IRS Employer
      incorporation)                                      Identification No.)



           777 Westchester Avenue, White Plains, New York     10604
             (Address of principal executive offices)       (Zip Code)



                                (914) 696-6000
                        (Registrant's telephone number,
                             including area code)


                                      N/A
         (Former name or former address, if changed since last report)

Items 1-4.     Not Applicable.

Item 5.        Other Events.

               The Company issued a press release on April 23, 1996.

Item 6.        Not Applicable.

Item 7.        Exhibits.

               99.1      Press Release of the Company dated
                         April 23, 1996.

Item 8.        Not Applicable.

                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Tambrands Inc.



                                    By /s/Susan J. Riley
                                      ---------------------------------
                                      Name:  Susan J. Riley
                                      Title: Senior Vice President --
                                             Chief Financial Officer



Date: April 24, 1996

                                 EXHIBIT INDEX



                                                        Sequentially
Exhibit No.     Description                             Numbered Page
- -----------     -----------                             -------------

 99.1           Press Release of the Company
                dated  April 23, 1996